UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2018

GCI LIBERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2018, GCI Liberty, Inc. (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2018.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the quarter ended March 31, 2018 are being furnished to the SEC.

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 7, 2018, at a special meeting (the “Special Meeting”) of shareholders of the Company, the following proposals were considered and acted upon by the holders of the Company’s Class A Common Stock, no par value (the “Class A Common Stock”), Class B Common Stock, no par value (the “Class B Common Stock” and, together with the Class A common stock, the “Common Stock”) and Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock” and, together with the Common Stock, the “Capital Stock”): (1) a proposal to approve the Agreement and Plan of Merger, dated as of March 22, 2018, by and between the Company and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“GCI Newco”), pursuant to which the Company will merge with and into GCI Newco, with GCI Newco continuing as the surviving corporation and existing under the laws of the State of Delaware (the “Reincorporation Merger Proposal”); and (2) a proposal to authorize the adjournment of the Special Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Reincorporation Merger Proposal (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1.	The Reincorporation Merger Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Capital Stock	119,527,380.33	4,031,939.11	231,029.44	0
Class A Common Stock	74,290,270.58	3,865,700.73	226,504.44	0
Class B Common Stock	43,591,710	134,650	2,470	0
Series A Preferred Stock	1,645,399.75	31,588.38	2,055	0

Accordingly, the Reincorporation Merger Proposal was approved.

2.	The Adjournment Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Capital Stock	107,956,811.50	15,595,159.40	238,354.97	0

Accordingly, the Adjournment Proposal was approved.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2018

GCI LIBERTY, INC.

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President